UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2017
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Quantum Corporation
(Exact name of registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation)

1-13449	94-2665054
(Commission File No.)	(IRS Employer Identification No.)
224 Airport Parkway, San Jose, CA 95110
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (408) 944-4000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 31, 2017, Quantum Corporation (the “Company”) announced that effective May 31, 2017, Mr. Alex Pinchev, Founder and Chief Executive Officer of CapriVentures LLC has been appointed to the Board of Directors (the “Board”) of the Company. Mr. Pinchev was appointed to the Board pursuant to the terms of the settlement agreement, dated as of March 2, 2017 (the “Settlement Agreement”) between VIEX Capital Advisors, LLC and the Company. Mr. Pinchev has been appointed to the Company’s Leadership and Compensation Committee.
The material terms and conditions of Mr. Pinchev’s appointment are set forth in his offer letter, which is filed with this report as Exhibit 10.1 and incorporated herein by reference and the Settlement Agreement which was filed by the Company on Form 8-K on March 3, 2017. He will participate in the Company’s standard compensation and benefits program for outside directors. In addition, Mr. Pinchev entered into the Company's Director Change of Control Agreement and the Company's Indemnification Agreement, in the forms filed by the Company on Form 8-K on May 10, 2011 and April 4, 2007 respectively.
There are no related party transactions between the Company and Mr. Pinchev (or any immediate family member thereof) requiring disclosure under Item 404(a) of Regulation S-K.
Pursuant to the terms of the Settlement Agreement, in connection with the appointment of Mr. Pinchev, Mr. David Roberson resigned from the Board, effective May 31, 2017. There were no disagreements between the director and the Company.

Item 8.01 Other Events
On June 1, 2017, in accordance with the terms of the Settlement Agreement, the Company announced the Company’s Annual Meeting for the fiscal year ending March 31, 2017 will take place on August 23, 2017 (the “2017 Annual Meeting”).
All deadlines for submission of stockholder proposals, notice of stockholder business to be presented at the 2017 Annual Meeting and director nominations are as disclosed in the Company’s proxy statement for the Company’s annual meeting of stockholders for the fiscal year ended March 31, 2016, which was filed with the Securities and Exchange Commission on March 6, 2017.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
10.1	Offer Letter to Mr. Alex Pinchev, dated May 21, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM CORPORATION

/s/ SHAWN D. HALL
Shawn D. Hall
Senior Vice President, General Counsel and
Secretary

Dated: June 1, 2017

EXHIBIT INDEX

Exhibit	Description
10.1	Offer Letter to Mr. Alex Pinchev, dated May 21, 2017